SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2003

KOPPERS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-12716	25-1588399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

436 Seventh Avenue, Pittsburgh, Pennsylvania	15219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 227-2001

Item 5.    Other Events.

Effective June 10, 2003, Donald E. Davis, Vice President and Chief Financial Officer of Koppers Inc., left the company to pursue other opportunities. Koppers is currently in the process of replacing Mr. Davis in this position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOPPERS INC.

By:	/s/ M. CLAIRE SCHAMING
M. Claire Schaming Treasurer

Dated: June 12, 2003

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